Exhibit 99.2

Executive Overview Live Life at Your 100% 2023

This presentation is being furnished solely for the purpose of considering a potential transaction involving 99 Acquisition Group, Inc . (“NNAG”) and Nava Health MD, Inc . (“Nava”) . By accepting this presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose and use such information only for such purpose and that the recipient shall not distribute, disclose or use such information in any way detrimental to Nava . ANY SECURITIES OF REDWOODS TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D) OR REGULATION S UNDER THE SECURITIES ACT . THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION . Any investment in or purchase of any securities of NNAG is speculative and involves a high degree of risk and uncertainty . Certain statements in this presentation may constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , Section 21 E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 , each as amended . These forward - looking statements can generally be identified by the use of forward - looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology . These forward - looking statements include all matters that are not historical facts . Actual results may differ materially from those discussed in forward - looking statements as a result of factors, risks and uncertainties over which NNAG and Nava have no control . These factors, risks and uncertainties include, but are not limited to, the following : (i) changes in domestic and foreign business, market, financial, political and legal conditions ; (ii) the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of the stockholders of NNAG or Nava is not obtained ; (iii) the outcome of any legal proceedings that may be instituted against Nava or NNAG following announcement of the proposed transactions ; (iv) failure to realize the anticipated benefits of the proposed transactions ; (v) risks relating to the uncertainty of the projected financial information with respect to Nava ; (vi) Nava’s ability to rapidly innovate ; (vii) Nava’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team ; (viii) Nava’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm ; (ix) Nava’s ability to manage expenses ; (x) the amount of redemption requests made by NNAG’ public stockholders ; (xi) the amount of redemption requests made by NNAG’ public stockholders ; (xii) the ability of NNAG or the combined company to issue equity or equity - linked securities in connection with the proposed transactions or in the future ; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; (xiv) the impact of the global COVID - 19 pandemic on Nava, NNAG, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks ; and (xv) such other factors as are set forth in NNAG’s periodic public filings with the SEC, including but not limited to those described in its annual report on Form 10 - K, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www . sec . gov . Neither NNAG nor Nava undertakes any duty to update these forward - looking statements or the other information contained in this presentation . Neither NNAG nor Nava makes any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you . Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by NNAG or Nava . Without limitation of the foregoing, NNAG and Nava expressly disclaim any representation regarding any projections concerning future operating results or any other forward - looking statement contained herein or that otherwise has been or will be provided to you . This document includes market data and other statistical information from third - party sources . Although NNAG and Nava believe these third - party sources are reliable as of their respective dates, none of NNAG, Nava, or any of their respective affiliates has independently verified the accuracy or completeness of this information . Neither NNAG nor Nava shall be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction . You will be entitled to rely solely on the representations and warranties made to you by NNAG in a definitive written agreement relating to a transaction involving NNAG, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement . No other representations and warranties will have any legal effect .

This document is being distributed solely for the consideration of sophisticated prospective purchasers who are institutional accredited investors with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation in connection with a potential transaction . This document does not purport to summarize all of the conditions, risks and other attributes of an investment in NNAG and Nava . Information contained herein will be superseded by, and is qualified in its entirety by reference to, any other information that is made available to you in connection with your investigation of NNAG and Nava . Each prospective purchaser is invited to meet with a representative of NNAG and/or Nava and to discuss with, ask questions of, and receive answers from, such representative concerning Nava and the terms and conditions of any potential transaction . NNAG and Nava are free to conduct the process for any transaction as they in their sole discretion determine (including, without limitation, negotiating with any prospective investors and entering into an agreement with respect to any transaction without prior notice to you or any other person), and any procedures relating to such transaction may be changed at any time without notice to you or any other person . No sales will be made, no commitments to invest in NNAG will be accepted, and no money is being solicited or will be accepted at this time . Any indication of interest from prospective purchasers in response to this document involves no obligation or commitment of any kind . This document should not be distributed to any person other than the addressee to whom it was initially distributed . A full description of the terms of the proposed business combination will be provided a Registration Statement on Form S - 4 that wull be filed with the SEC by NNAG (the “S - 4 Registration Statement”), which will include a prospectus with respect to NNAG’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the stockholder meeting of NNAG to vote on the proposed business combination . NNAG urges its stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus included in the S - 4 Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about NNAG, Nava and the proposed business combination . After the S - 4 Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the S - 4 Registration Statement will be mailed to stockholders of NNAG as of a record date to be established for voting on the proposed business combination . Stockholders will also be able to obtain a copy of the S - 4 Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, at the SEC’s website at www . sec . gov, or by directing a request to : 99 Acquisition Group, Inc . , 14 Noblewood Ct, Gaithersburg, MD 20878 . NNAG and its directors and executive officers may be considered participants in the solicitation of proxies from NNAG’s stockholders with respect to the proposed business combination described in the Current Report on Form 8 - K, filed with the SEC on February [_], 2024 . Information about the directors and executive officers of NNAG is set forth in the final prospectus filed with the SEC in connection with NNAG’s initial public offering, and is available free of charge at the SEC’s website at www . sec . gov or by directing a request to : 99 Acquisition Group, Inc . , Attn : Secretary, 14 Noblewood Ct, Gaithersburg, MD 20878 . Nava and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of NNAG in connection with the proposed business combination . A list of the names of such directors and executive officers and information regarding their interest in the proposed business combination will be included in the S - 4 Registration Statement .

The Nava Story “If you don’t make time for your wellness, you will be forced to make time for your illness.” • Bringing human optimization and longevity medicine to the masses • Technology and data - driven platform • Customized treatment protocols • Root cause vs. Symptom driven • Preventing and treating chronic illness • Mission - driven; inspired by personal experience

The Cost of Chronic Conditions ■ 60% of all adults in the US have at least 1 chronic illness. 1. ■ 70% of all deaths in the US are from chronic illness. 2. ■ Worldwide, 3 of 5 people die due to chronic inflammatory diseases like stroke, chronic respiratory diseases, heart disorders, cancer, obesity, and diabetes . 3. ■ 80% of chronic disease and premature death could be prevented. 4. ■ Annually, direct health care costs for a patient with chronic disease average $6,032, approximately 5 times that of a person without a chronic disease. 5. ■ The Centers for Disease Control and Prevention (CDC) estimates that 90% of all health care costs in the U.S. go toward treating chronic disease and mental health about $3.7 trillion a year. 6. *Please refer to slide 19 for source details.

Integrative Integrative medicine is a multi - disciplinary approach, combining conventional and alternative methods to prevent and treat. Preventive The burden of medical costs is moving to the consumer, incentivizing them to avoid disease & illness, making preventive medicine a growing healthcare field. Functional Nava treats the root cause versus the current clinical strategy, which focuses on treating the symptoms . The Nava Health Solution Human Optimization and Longevity Medicine - designed to meet the demands of personalized healthcare through a combination of Integrative, Preventive, Functional and Regenerative medicine. Guided by science, data, research, and technology – Nava Health is staffed with top doctors, nurse practitioners, registered nurses, massage therapists, acupuncturists, licensed nutritionists, medical technicians, and health coaches working together to help each client Live Life at 100% . Regenerative Regenerative medicine focuses on therapies and treatments to support body repair, regeneration, and restoration for total well - being.

Nava Customer Journey Protocol - driven plans + multi - touch model = consistent outcomes, happier clients, and long - term success for everyone.

Portfolio of Integrative Services

NAVA
HEALTH & VITALITY CENTER

Nava's business model is built on enabling its professionals to deliver a wide variety of products and services to its clients, ensuring that no stone is left unturned in locating the root causes of a client's healthcare issues.

Diagnostic Testing
- Brain Chemistry Profile
- Food Allergy & Sensitivity
GI Mapping
- Complete Thyroid Panel
- Adrenal Function Profile

BHRT Hormone Therapies
- Hormone Therapy For Women
- Hormone Therapy for Men
- Adrenal Therapy
- Thyroid Therapy

Regenerative Therapies
- Massage
Hyperbaric Oxygen
- Acupuncture
ED & Sexual Vitality
- Micronutrient IV Therapy
Peptide
- Intelligent BioElectric Therapy

Aesthetics
- Coolsculpting & Emsculpt
Laser Treatments
- Dermal Filler
Micro Needling
- Hydrafacials & Facial Peels
- PRP Treatments
Botox & Dysport

Functional Nutrition
- NAVA RX
Weight Loss
- Nutrition Counseling
- Gut Restore
- Nava Detox

Retail Products
- Hormone & Thyroid Support
- Metabolic Support
Skincare
- Energy Support
Detox Support
- Inflammation Support

Services Driven by Diagnostics Nava Health makes cutting - edge diagnostic tools available to clients, ensuring that no stone is left unturned when searching for the root cause of client health issues. Advanced Diagnostics ■ Comprehensive Wellness Diagnostic ■ Food Allergy, Food Sensitivity, Inhalant ■ Adrenal Function Profile ■ Brain Chemistry Profile ■ Comprehensive Risk Profile ■ GI - Mapping (Stool Analysis) ■ Organic Acids Profile ■ Micronutrient Profile ■ Complete Thyroid Panel ■ Integrative Wellness Check Up (ongoing monitoring while in treatment) ■ Heavy Metal Testing* ■ Allergy Scratch Testing* ■ EEG Neuro Scanner * ■ Ultrasound* ■ EKG* ■ Sibo Breath Testing* * As of 3Q 2021.

Technology + AI at the Forefront of Health Optimization and Longevity Medicine Nava Health is revolutionizing patient outcomes and business operations through AI - powered technology, proprietary data, and automation. Our goal is to improve efficacy across the spectrum of the Nava Health business. A data centric, technology enabled foundation drives the continuous optimization of our backend systems, front end client support and medical outcomes. Operations on Autopilot • NVision : Say goodbye to scheduling headaches. This automated system routes video checkouts to the next available agent, ensuring smooth post - appointment transitions. • NRoll: No lead left behind! Screen pops and intelligent shelling to convert every inbound prospect. • AI - Powered SOAP Notes: Clinical notes magically transcribe and categorize themselves, saving doctors time and streamlining documentation. Empowering Wellness with Technology: Custom Vitality Plans: Factoring in medical history, proprietary Q&A data, advanced diagnostics, to generate personalized treatment plans, reducing manual workload and empowering patients. • Proactive Health Management: AI - powered tools to analyze lab results, track lifestyle patterns, and leverage proprietary patient outcome data to optimize health and unlock potential. • Precision Care: Proprietary patient outcome data leveraged to refine and optimize custom vitality recommendations, with continual improvement to patient outcomes. Nava Bio Age*: A health and longevity indicator that combines a specific set of biomarkers into an easy - to - understand Bio Age that can be compared to a member's physical age. Nava Score*: Unlock Your Longevity Potential with Nava Score . Nava Score is powered by our proprietary data, optimized outcome benchmarks, and bio - age insights, which track your progress along your unique health journey. *Under development

Proprietary Algorithms Platform Primed to Scale Multi - Touch Experience Innovative Platform Data - Driven Economics Full Vertical Integration Investment Highlights Nava has built a business that prioritizes client outcomes, on a platform that was deliberately designed for national scalability.

Addressable Market Nava Health has positioned itself to capitalize on the rapidly increasing needs of Americans to deal with various health issues that traditional healthcare systems have long undervalued or ignored. *Please refer to slide 19 for source detail.

2023 vs 2022 Financial Comparison Year over Year Percent Growth ■ Revenue: 81% ■ Adjusted EBITDA: 173% ■ Appointment Counts: 62% ■ Revenue per Appointment: 12% ($ in Thousands) 2023 (Unaudited) 2022 (Audited) Difference Revenue $24,770 $13,662 $11,108 EBITDA $294 ($2,505) $2,799 IPO Costs $542 $1,400 ($858) Adjusted EBITDA $835 ($1,150) $1,985 Appointment Counts 103,234 63,814 39,420 Revenue per Appointment $240 $215 $25

The Nava Growth Strategy

Nava's data-driven business model optimizes our resources to drive positive client outcomes and profitable growth.

$ in thousands	2021 (Audited)	2022 (Audited)	2023 (Unaudited)	2024 (Forecast)	2025 (Forecast)
Total Revenue	6,655	13,662	24,770	55,020	113,191
COS	3,250	6,182	10,424	23,069	45,277
Gross Profit	3,405	7,480	14,336	31,951	67,915
Sales & Marketing	2,187	3,763	5,264	14,157	29,541
General & Administrative	1,382	6,460	9,380	14,196	32,845
Occupancy	143	186	180	623	1,132
Total Operating Expenses	3,712	10,409	14,824	28,976	63,518
Net Operating Income	(307)	(2,929)	(489)	2,975	4,397
Taxes				818	1,209
Net Income	(307)	(2,929)	(489)	2,157	3,188
Add Backs					
Interest Expense	78	228	372	339	4,066
Taxes			0	818	1,209
Depreciation & Amortization	51	196	411	2,435	3,612
EBITDA	(178)	(2,505)	294	5,748	12,075
*IPO Costs		1,400	542		
Adjusted EBITDA	(178)	(1,105)	835	5,748	12,075
New Locations	0	1	0	12	20
Total Locations	3	4	4	16	36

*Nava had targeted an IPO in 2022. Due to market conditions, the IPO has been postponed and the related costs had to be expensed on the P&L as a result. This was the largest contributing factor to the recognized loss of the year.


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$(20,000)
2021
2022
2023
2024 Forecast
2025 Forecast
Total Revenue
Adjusted EBITDA

Growth Strategies

- Continue to expand brick & mortar locations
- Significantly increase telehealth services
- Strategic acquisition opportunities
- Expansion of therapeutic services, treatments and products

Experienced Management Team

Founder and CEO Bernie Dancel is a serial entrepreneur with a history of disrupting industries and an incredible record for leading nationwide, consumer-facing businesses from conception through successful exit.


NAVA
CENTER

Bernie Dancel
Founder & Chief Executive Officer

3Ci (2002 – 2019) – *Founder, CEO*
- 3Ci was a marketing company that owned the brand and all intellectual capital of the largest brand in the debt relief industry.
- Successful exit in 2019.

CareOne Credit Services (2002 – 2014) – *Founder, CEO*
- CareOne was the nation's first for-profit credit counseling agency and debt settlement provider and owned the nation's largest portfolio of consumers on debt relief plans, with more debt under management than any other debt relief company.
- At the time of Bernie's successful exit in 2014, CareOne was the most recognized brand in the debt relief industry.

Amerix Corporation (1998 – 2012) – *Founder, CEO*
- Developed the first 3rd party fully integrated platform for the non-profit credit counseling industry.
- Grew to become the premier servicer for 5 of the top-10 largest non-profit credit counseling agencies in the US.
- Successful exit in 2012.

Genus Credit Management (1992 – 1998) – *Founder, CEO*
- Genus was the first nation-wide non-profit credit counseling agency in the US.
- Grew into the largest non-profit credit counseling agency in history, managing a portfolio of consumer debt over $4 billion.
- Successful exit in 1998.

genus CREDIT MANAGEMENT | AMERIX CORPORATION | CareONE Debt Relief Services® CareOneCredit.com | 3Ci

Experienced Management Team (cont.)

Experienced Management Team (cont.)

THANK YOU NAVA@IMSINVESTORRELATIONS.COM WWW.NAVACENTER.COM

CITATIONS & SOURCE DATA SLIDE 5 1. Data from the 2017 RAND Study: https://chronicdisease.org/wpcontent/uploads/2022/04/FS_ChronicDiseaseCommentary2022FINAL.pdf 2. Data from the CDC: https:// www.cdc.gov/chronicdisease/center/index.htm 3. NCB.NIH Article: - https:// www.ncbi.nlm.nih.gov/books/NBK493173/ 4. NIH Publication: https://pubmed.ncbi.nlm.nih.gov/28523941/ 5. American Action Forum Research Study: https:// www.americanactionforum.org/research/chronic - disease - in - the - united - states - a - worsening - health - and - economic - crisis/#ixzz8RMj3HnFz 6. CDC – Health and Economic Costs of Chronic Diseases – https:// www.highmark.com/employer/thought - leadership/health - insurance - cost - management/cost - of - chronic - health - conditions SLIDE 12 1. Hormone Replacement valued at $13.4B in 2020: https:// www.fortunebusinessinsights.com/hormone - replacement - therapy - hrt - market - 102543 / Hormone Replacement: https:// www.globenewswire.com/en/news - release/2022/02/07/2379900/0/en/Global - Hormone - Replacement - Therapy - Market - Size - 2022 - 2028 - to - Reach - USD - 14 - 17 - Billion - at - a - CAGR - 6 - 1.html 2. Sexual wellness valued at $11.0b in 2022: https:// www.grandviewresearch.com/industry - analysis/us - sexual - wellness - market#:~:text=The%20U.S.%20sexual%20wellness%20market%20is%20expected%20to%20grow%20at,USD%2019.9%20billion%2 0by%202030. 3. Stress Management valued at $17.2b in 2019: - https:// www.bccresearch.com/market - research/healthcare/stress - management - industry - report.html 4. Sleep Disorders valued at $22.5b in 2022: https:// www.gminsights.com/industry - analysis/sleep - disorder - market#:~:text=Sleep%20Disorder%20Market%20size%20exceeded,to%20drive%20the%20industry%20growth . Autoimmune Disease valued at $109.8b in 2017: https:// www.biospace.com/article/autoimmune - disease - therapeutics - market - value - with - status - and - outlook - 2021 - to - 2025/ 5. GI Issues valued at $37.6b in 2022: https:// www.grandviewresearch.com/industry - analysis/gastrointestinal - therapeutics - market 6. Weight management market valued at $142.5b in 2022: https:// www.grandviewresearch.com/industry - analysis/weight - management - market#:~:text=The%20global%20weight%20management%20market%20size%20was%20estimated%20at%20USD,the%20weight %20management%20market%20growth%3F